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                                                                     Exhibit 4.1

                          [CERTIFICATE OF STOCK]
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   NUMBER          [TOYMAX LOGO] -Registered Trademark-           SHARES
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                                                            CUSIP 892268 10 3

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                         TOYMAX INTERNATIONAL, INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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 THIS CERTIFIES THAT




 is the owner of
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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE OF

  ====================== TOYMAX INTERNATIONAL, INC. =======================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

      This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

               [CORPORATE SEAL OF TOYMAX INTERNATIONAL, INC.]

       /s/ SANFORD B. FRANK                           /s/ STEVEN A. LEBENSFELD

                SECRETARY                                   PRESIDENT


              COUNTERSIGNED AND REGISTERED
                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                   TRANSFER AGENT
                                                    AND REGISTRAR

                     BY

                                           AUTHORIZED OFFICER
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      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM  --as tenants in common              UNIF GIFT MIN ACT -- _____________ Custodian __________________
                                                                           (Cust)                     (Minor)
      TEN ENT  --as tenants by the entireties                               under Uniform Gifts to Minors
                                                                        Act____________
      JT TEN   --as joint tenants with right of                              (State)
                 survivorship and not as tenants
                 in common

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

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_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated______________________________

               _________________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                       THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

              X_________________________________________________________________
                                     Signature Guaranteed

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